Exhibit 10.16

HOTEL LEASE
Amendment No. 2

This agreement, dated the 1st day of September, 1977, by and between CHATEAU LOUISIANE, INC., a Louisiana corporation hereinafter called "Landlord" and ROYAL SONESTA, INC., a Louisiana corporation, assignee of Sonesta International Hotels Corporation, successor by merger of Louisiana Sonesta Corporation (formerly The Royal Orleans, Inc.), which corporations are hereinafter interchangeably referred to as "Tenant",

W I T N E S S E T H   T H A T :

WHEREAS, by act dated December 12, 1967, registered C.O.B. 683-D, Folio 40-43, as amended by agreement dated November 26, 1973, registered C.O.B. 723-C, Folio 269-272 (which act and agreement are hereinafter collectively called the "Lease"), Landlord did lease to Tenant certain properties located in the City of New Orleans, and

WHEREAS, it has become apparent that certain changes should be made in the Lease so as to clarify the original intent of the parties,

NOW, THEREFORE, the parties agree that the Lease between them shall be and the same is hereby further amended as follows:

1.           By providing that the furnishings and equipment provided by Landlord pursuant to the provisions of Paragraph (c) of Section 7 of the Lease shall be construed as a portion of the property leased by Landlord to Tenant.

2.           By adding the following to Section 8 of the Lease:

"Tenant's obligation to maintain the furnishings and equipment shall be construed in accordance with the provisions of Articles 2719 and 2720 of the Revised Civil Code of Louisiana, except only as modified by the obligations of the parties pursuant to Sections 21 and 22 of this Lease."

3.           By adding to Section 26 of the Lease, following the words "the demised premises", the words "(including the furnishings and equipment)".

IN WITNESS WHEREOF, the parties have caused this agreement to be executed on the date first above written.

Witnesses:	CHATEAU LOUISIANE, INC.

	By	/s/ Lester E. Kabacoff
Lester E. Kabacoff, Vice President

	Attest	/s/ Stephen B. Lemann
Stephen B. Lemann, Secretary

ROYAL SONESTA, INC.

	By	/s/ John J. Duane
John J. Duane, Vice President

Attest

The undersigned Sonesta International Hotels Corporation (formerly Hotel Corporation of America), as guarantor of the obligations of Tenant pursuant to the Lease dated December 12, 1967, as amended by agreement dated November 26, 1973, does hereby consent to the execution of the above and foregoing amendment and agrees that it shall remain obligated in solido with Royal Sonesta, Inc. pursuant to the terms of the Lease as amended by the foregoing Amendment No. 2, and agrees that its obligations as guarantor of the Royal Orleans Hotel Lease, as modified by the terms of the assignment thereof, also remain in full force and effect.

Witnesses:	SONESTA INTERNATIONAL HOTELS CORPORATION

	By	/s/ John J. Duane
John J. Duane, Vice President

Attest

Consent is hereby granted to the foregoing Amendment No. 2:

THE EQUITABLE LIFE ASSURANCE
SOCIETY OF THE UNITED STATES

By
Vice President

STATE OF LOUISIANA

PARISH OF ORLEANS

On this 19th day of July, 1977, before me appeared LESTER E. KABACOFF, to me personally known, who being by me duly sworn, did say that he is the Vice President of CHATEAU LOUISIANE, INC., and that the above and foregoing instrument was signed and sealed on behalf of the corporation by authority of its Board of Directors, and the said appearer acknowledged the instrument to be the free act and deed of said corporation.

Notary Public

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFOLK

On this 1st day of September, 1977, before me appeared John J. Duane, to me personally known, who being by me duly sworn, did say that he is the Vice President of ROYAL SONESTA, INC., and that the above and foregoing instrument was signed and sealed on behalf of the corporation by authority of its Board of Directors, and the said appearer acknowledged the instrument to be the free act and deed of said corporation.

Notary Public

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFOLK

On this 1st day of September, 1977, before me appeared John J. Duane, to me personally known, who being by me duly sworn, did say that he is the Vice President of SONESTA INTERNATIONAL HOTELS CORPORATION, and that the above and foregoing instrument was signed and sealed on behalf of the corporation by authority of its Board of Directors, and the said appearer acknowledged the instrument to be the free act and deed of said corporation.

Notary Public